UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2006

CALPINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

Commission File Number: 001-12079

I.R.S. Employer Identification Number: 77-0212977

50 West San Fernando Street

San Jose, California 95113

Telephone: (408) 995-5115

(Address of principal executive offices and telephone number)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Index Definitions

ITEM 7.01 — REGULATION FD DISCLOSURE

On September 13, 2006, Calpine Corporation (“Calpine” or the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed their unaudited consolidated Monthly Operating Statement for the month ended July 31, 2006 (the “Monthly Operating Statement”), with the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) in the matter of In re Calpine Corporation, et al., 05-60200 (BRL). Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited consolidated Monthly Operating Statement as filed with the U.S. Bankruptcy Court.

The Monthly Operating Statement is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court. Certain of the Company’s Canadian subsidiaries were granted relief by the Court of Queen’s Bench of Alberta, Judicial District of Calgary (the “Canadian Court”) under the Companies’ Creditors Arrangement Act (Canada) (the “CCAA”). As a result, certain of the Company’s Canadian and other foreign subsidiaries were deconsolidated as of December 20, 2005. Financial information regarding such deconsolidated subsidiaries is not part of the consolidated group included in the Monthly Operating Statement. The financial information in the Monthly Operating Statement is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Statement. There can be no assurance that such information is complete and the Monthly Operating Statement may be subject to revision. The Monthly Operating Statement is in a format required by the United States Bankruptcy Code (the “Bankruptcy Code”) and should not be used for investment purposes. The Monthly Operating Statement should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, and June 30, 2006.

These unaudited financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP and, upon the application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in the Monthly Operating Statement includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for quarterly financial statements in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

Access to documents filed with the U.S. Bankruptcy Court and other general information about the Chapter 11 cases is available at www.kccllc.net/calpine. Certain information regarding the Canadian cases under the CCAA, including the reports of the monitor appointed by the Canadian Court, is available at the monitor’s website at www.ey.com/ca/calpinecanada. The content of the foregoing websites is not a part of this Report.

Limitation on Incorporation by Reference

The Monthly Operating Statement is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the SEC shall not incorporate the Monthly Operating Statement or any other information set forth in this Report by reference, except as otherwise expressly stated in such filing. This Report will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Index Definitions

Forward-Looking Statements

In addition to historical information, this Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company uses words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “may,” “will” and similar expressions to identify forward-looking statements. Such statements include, among others, those concerning the Company’s expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results to differ materially from those anticipated in the forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risks and uncertainties associated with the Chapter 11 and CCAA cases, including impact on operations; (ii) the Company’s ability to attract, retain and motivate key employees and successfully implement new strategies; (iii) the Company’s ability to successfully reorganize and emerge from Chapter 11 protection; (iv) the Company’s ability to attract and retain customers and counterparties; (v) the Company’s ability to implement its business plan; (vi) financial results that may be volatile and may not reflect historical trends; (vii) the Company’s ability to manage liquidity needs and comply with financing obligations; (viii) the direct or indirect effects on the Company’s business of its impaired credit including increased cash collateral requirements; (ix) the expiration or termination of the Company’s PPAs and the related results on revenues; (x) potential volatility in earnings and requirements for cash collateral associated with the use of commodity contracts; (xi) price and supply of natural gas; (xii) risks associated with power project development, acquisition and construction activities; (xiii) unscheduled outages of operating plants; (xiv) factors that impact the output of the Company’s geothermal resources and generation facilities, including unusual or unexpected steam field well and pipeline maintenance and variables associated with the waste water injection projects that supply added water to the steam reservoir; (xv) quarterly and seasonal fluctuations of the Company’s results; (xvi) competition; (xvii) risks associated with marketing and selling power from plants in the evolving energy markets; (xviii) present and possible future claims, litigation and enforcement actions; (xix) effects of the application of laws or regulations, including changes in laws or regulations or the interpretation thereof; and (xx) other risks identified in this report and in the Company’s annual and quarterly reports on Forms 10-K and 10-Q. You should also carefully review other reports that the Company files with the SEC. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.

ITEM 9.01 — FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)	Exhibits

99.1  Calpine Corporation’s Unaudited Monthly Operating Statement for the month ended July 31, 2006.

Index Definitions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President, Corporate Controller and Chief Accounting Officer

Date: September 13, 2006

Index Definitions

EXHIBIT INDEX

Exhibit Number	Description
99.1	Calpine Corporation’s Unaudited Monthly Operating Statement for the month ended July 31, 2006.

Index Definitions

EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re:	:	Chapter 11
:
CALPINE CORPORATION, et al.,	:	Case No. 05-60200 BRL
:
Debtors.	:	(Jointly Administered)
:
x

MONTHLY OPERATING STATEMENT FOR THE PERIOD

FROM JULY 1, 2006, TO JULY 31, 2006

DEBTORS’ ADDRESS:	50 West San Fernando Street, San Jose, California 95113

	MONTHLY DISBURSEMENTS MADE BY CALPINE CORPORATION, ET AL. AND ITS DEBTOR SUBSIDIARIES (IN THOUSANDS):	$402,457

DEBTORS’ ATTORNEY:	Kirkland & Ellis LLP
	Richard M. Cieri (RC 6062)
	Marc Kieselstein admitted pro hac vice
	David R. Seligman admitted pro hac vice
	Edward O. Sassower (ES 5823)
	Citigroup Center
	153 East 53rd Street
	New York, NY 10022-4611

	MONTHLY OPERATING INCOME (IN THOUSANDS):	$92,224

REPORT PREPARER:	CALPINE CORPORATION, et al.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

/s/ CHARLES B. CLARK, JR.
Charles B. Clark, Jr.
Senior Vice President, Corporate Controller and Chief Accounting Officer
DATE: September 13, 2006	Calpine Corporation

Index

DEFINITIONS

As used in this Monthly Operating Statement, the following abbreviations contained herein have the meanings set forth below. Additionally, the terms “the Company,” “Calpine,” “we,” “us” and “our” refer to Calpine Corporation and its consolidated subsidiaries, unless the context clearly indicates otherwise. For clarification, such terms will not include the Canadian and other foreign subsidiaries that were deconsolidated as a result of the filings by the Canadian Debtors under the CCAA in the Canadian Court effective December 31, 2005. The term “Calpine Corporation” shall refer only to Calpine Corporation and not to any of its subsidiaries. Unless and as otherwise stated, any references in this Monthly Operating Statement to any agreement means such agreement and all schedules, exhibits and attachments thereto in each case as amended, restated, supplemented or otherwise modified to the date of this Monthly Operating Statement.

Abbreviation	Definition

2005 Form 10-K	Calpine Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the SEC on May 19, 2006

2006 First Quarter Form 10-Q	Calpine Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, filed with the SEC on July 3, 2006

2006 Second Quarter Form 10-Q	Calpine Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, filed with the SEC on August 14, 2006

2006 Forms 10-Q	Calpine Corporation’s 2006 First Quarter Form 10-Q and 2006 Second Quarter Form 10-Q

APB	Accounting Principles Board

Bankruptcy Code	United States Bankruptcy Code

Bankruptcy Courts	The U.S. Bankruptcy Court and the Canadian Court

Calpine Debtor(s)	The U.S. Debtors and the Canadian Debtors

Canadian Court	The Court of Queen’s Bench of Alberta, Judicial District of Calgary

Canadian Debtor(s)	The subsidiaries and affiliates of Calpine Corporation that have been granted creditor protection under the CCAA in the Canadian Court

CCAA	Companies’ Creditors Arrangement Act (Canada)

Chapter 11	Chapter 11 of the Bankruptcy Code

DIP Facility

The Revolving Credit, Term Loan and Guarantee Agreement, dated as of December 22, 2005, as amended on January 26, 2006, and as amended and restated by that certain Amended and Restated Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 23, 2006, among Calpine Corporation, as borrower, the Guarantors party thereto, the Lenders from time to time party thereto, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as joint syndication agents, Deutsche Bank Trust Company Americas, as administrative agent for the First Priority Lenders, General Electric Capital Corporation, as Sub-Agent for the Revolving Lenders, Credit Suisse, as administrative agent for the Second Priority Term Lenders, Landesbank Hessen Thuringen Girozentrale, New York Branch, General Electric Capital Corporation and HSH Nordbank AG, New York Branch, as joint documentation agents for the first priority Lenders and Bayerische Landesbank, General Electric Capital Corporation and Union Bank of California, N.A., as joint documentation agents for the second priority Lenders

Index

Abbreviation	Definition

EITF	Emerging Issues Task Force

Exchange Act	United States Securities Exchange Act of 1934, as amended

FASB	Financial Accounting Standards Board

FERC	Federal Energy Regulatory Commission

First Priority Notes	Calpine Corporation’s 9 5/8% First Priority Senior Secured Notes Due 2014

GAAP	Generally accepted accounting principles in the United States

LSTC	Liabilities Subject to Compromise

Non-U.S. Debtor(s)	The consolidated subsidiaries and affiliates of Calpine Corporation that are not U.S. Debtor(s)

Petition Date	December 20, 2005

PPA(s)	Power purchase agreement(s)

SEC	United States Securities and Exchange Commission

Second Priority Debt

Calpine Corporation’s Second Priority Secured Floating Rate Notes due 2007, 8 1/2% Second Priority Senior Secured Notes Due 2010, 8 3/4% Second Priority Senior Secured Notes Due 2013, 9 7/8% Second Priority Senior Secured Notes Due 2011, and Senior Secured Term Loans Due 2007

Securities Act	United States Securities Act of 1933, as amended

SFAS	Statement of Financial Accounting Standards

SFAS No. 123-R	FASB Statement No. 123-R (As Amended), “Accounting for Stock-Based Compensation—Share-Based Payment”

SOP	Statement of Position

The Geysers Assets	19 geothermal power plant assets located in Geyserville, California

ULC I	Calpine Canada Energy Finance ULC

ULC II	Calpine Canada Energy Finance II ULC

U.S.	United States of America

U.S. Bankruptcy Court	United States Bankruptcy Court for the Southern District of New York

U.S. Debtor(s)

Calpine Corporation and each of its subsidiaries and affiliates that have filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court, which matters are being jointly administered in the U.S. Bankruptcy Court under the caption In re Calpine Corporation, et al., Case No. 05-60200 (BRL)

Definitions

CALPINE CORPORATION

(Debtor-in-Possession)

Index Definitions

CALPINE CORPORATION

(Debtor-in-Possession)

CASE NO. 05-60200 (Jointly Administered)

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

(Unaudited)

(in thousands)

For the period from July 1, 2006, through July 31, 2006

Revenue:
Electricity and steam revenue	$625,693
Sales of purchased power and gas for hedging and optimization	168,506
Mark-to-market activities, net	(13,825)
Other revenue	4,334
Total revenue	784,708
Cost of revenue:
Plant operating expense	31,265
Royalty expense	2,481
Transmission purchase expense	5,060
Purchased power and gas expense for hedging and optimization	135,110
Fuel expense	380,872
Depreciation and amortization expense	37,058
Operating lease expense	1,358
Other cost of revenue	2,690
Total cost of revenue	595,894
Gross profit	188,814
Equipment, development project and other impairments	(26)
Project development expense	1,864
Research and development expense	1,319
Sales, general and administrative expense	14,118
Income (loss) from operations	171,539
Interest expense	74,094
Interest (income)	(6,461)
Minority interest expense	2,927
Other (income) expense, net	2,686
Income before reorganization items and provision for income taxes	98,293
Reorganization items	4,346
Income before provision for income taxes	93,947
Provision for income taxes	1,723
Net income	$92,224

The accompanying notes are an integral part of these

Consolidated Condensed Financial Statements.

Index Definitions

CALPINE CORPORATION

(Debtor-in-Possession)

CASE NO. 05-60200 (Jointly Administered)

CONSOLIDATED CONDENSED BALANCE SHEET

(Unaudited)

(in thousands)

July 31, 2006

ASSETS

Current assets:
Cash and cash equivalents	$877,289
Accounts receivable, net	1,043,724
Margin deposits and other prepaid expense	294,486
Inventories	169,006
Restricted cash	479,516
Current derivative assets	329,687
Current assets held for sale	383,892
Other current assets	131,029
Total current assets	3,708,629
Restricted cash, net of current portion	199,458
Notes receivable, net of current portion	154,261
Project development costs	26,319
Investments	67,118
Deferred financing costs	165,545
Prepaid lease, net of current portion	196,876
Property, plant and equipment, net	13,932,203
Goodwill	45,160
Other intangible assets, net	51,967
Long-term derivative assets	582,364
Other assets	618,150
Total assets	$19,748,050

The accompanying notes are an integral part of these

Consolidated Condensed Financial Statements.

Index Definitions

CONSOLIDATED CONDENSED BALANCE SHEET — (Continued)

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$566,372
Accrued payroll and related expense	43,311
Accrued interest payable	180,072
Income taxes payable	99,073
Notes payable and other borrowings, current portion	181,833
Preferred interests, current portion	9,124
Capital lease obligations, current portion	286,209
CCFC financing, current portion	783,528
CalGen financing, current portion	2,510,519
Construction/project financing, current portion	1,997,850
DIP Facility, current portion	3,500
Current derivative liabilities	490,625
Other current liabilities	301,012
Total current liabilities	7,453,028
Notes payable and other borrowings, net of current portion	467,362
Preferred interests, net of current portion	579,122
Capital lease obligations, net of current portion	319
Construction/project financing, net of current portion	420,050
DIP Facility, net of current portion	994,750
Deferred income taxes, net of current portion	350,037
Deferred revenue	143,796
Long-term derivative liabilities	735,889
Other liabilities	150,955
Total liabilities not subject to compromise	11,295,308
Liabilities subject to compromise	14,954,756
Commitments and contingencies
Minority interests	265,922
Stockholders’ equity (deficit):
Common stock	569
Additional paid-in capital	3,268,855
Additional paid-in capital, loaned shares	258,100
Additional paid-in capital, returnable shares	(258,100)
Accumulated deficit	(9,928,138)
Accumulated other comprehensive loss	(109,222)
Total stockholders’ deficit	(6,767,936)
Total liabilities and stockholders’ deficit	$19,748,050

The accompanying notes are an integral part of these

Consolidated Condensed Financial Statements.

Index Definitions

CALPINE CORPORATION

(Debtor-in-Possession)

CASE NO. 05-60200 (Jointly Administered)

NOTES TO UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

For the period from July 1, 2006, to July 31, 2006

1.  Chapter 11 Cases and CCAA Proceedings

Since the Petition Date, Calpine Corporation and 273 of its wholly owned subsidiaries in the U.S. have filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court. Similarly, since the Petition Date, 12 of Calpine’s Canadian subsidiaries have filed for creditor protection under the CCAA in the Canadian Court. Certain other subsidiaries could file under Chapter 11 in the U.S. or for creditor protection under the CCAA in Canada in the future. The Chapter 11 cases are being jointly administered for procedural purposes only by the U.S. Bankruptcy Court under the case captioned In re Calpine Corporation et al., Case No. 05-60200 (BRL). See Note 2 “Chapter 11 Cases and CCAA Proceedings” in our 2006 Second Quarter Form 10-Q for a summary of our Chapter 11 cases and CCAA proceedings.

On August 15, 2006, the U.S. Bankruptcy Court approved the bidding procedures for the auction of project assets of Russell City Energy Center, LLC. Previously, on August 11, 2006, we entered into an asset purchase agreement to sell substantially all of the Russell City Energy Center, LLC project assets to a newly formed entity in which we will have a 65% interest and a third party will have a 35% interest. The sale is subject to an auction process in which qualifying bidders can make competing offers for the transaction. Closing of the transaction is subject to certain conditions including receipt of any required regulatory approvals.

2.  Basis of Presentation

The accompanying consolidated condensed financial statements have been prepared on a going concern basis, which assumes continuity of operations and realization of assets and satisfaction of liabilities in the ordinary course of business, and in accordance with SOP 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code.” The consolidated condensed financial statements do not include any adjustments that might be required should we be unable to continue to operate as a going concern. In accordance with SOP 90-7, all pre-petition liabilities subject to compromise have been segregated in the consolidated condensed balance sheets and classified as LSTC, at the estimated amount of allowed claims. Interest expense related to pre-petition LSTC has been reported only to the extent that it will be paid during the pendency of the Chapter 11 cases or is expected to be an allowed claim. Liabilities not subject to compromise are separately classified as current or noncurrent. Expenses, provisions for losses resulting from reorganization and certain other items directly related to our Chapter 11 cases are reported separately as reorganization expenses.

The Monthly Operating Statement is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court. Certain of our Canadian subsidiaries were granted relief by the Canadian Court under the CCAA. As a result, certain of our Canadian and other foreign subsidiaries were deconsolidated as of December 20, 2005. Financial information regarding such deconsolidated subsidiaries is not included with that of the consolidated group reported in the Monthly Operating Statement. The financial information in the Monthly Operating Statement is preliminary and unaudited and does not purport to show the financial statements of any of the U.S. Debtors in accordance with GAAP, and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. We caution readers not to place undue reliance upon the Monthly Operating Statement. There can be no assurance that such information is complete and the Monthly Operating Statement may be subject to revision. The Monthly Operating Statement is in a format required by the Bankruptcy Code and should not be used for investment purposes. The Monthly Operating Statement should be read in conjunction with the consolidated financial statements and notes thereto included in the 2005 Form 10-K and the 2006 Forms 10-Q.

Index Definitions

The unaudited financial statements contained in the Monthly Operating Statement have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this Monthly Operating Statement includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

Mark-to-Market — Mark-to-market, net activity includes realized settlements of and unrealized mark-to-market gains and losses on both power and gas derivative instruments not designated as cash flow hedges, including those held for trading purposes. Gains and losses due to ineffectiveness on hedging instruments are also included in unrealized mark-to-market gains and losses. Trading activity is presented net in accordance with EITF Issue No. 02-03. Of the total mark-to-market loss of $13.8 million in July 2006, there was $21.9 million of unrealized losses (mostly from open gas contracts), and we had a realized gain of $8.1 million. The realized gain included a non-cash gain of approximately $6.1 million from amortization of various items.

Per agreement among the Company, the Office of the U.S. Trustee and the Committee of Unsecured Creditors, the Statement of Cash Flows will be excluded from Monthly Operating Statements except on a quarterly basis.

3.  Summary of Significant Accounting Policies

See Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our 2005 Form 10-K and Note 1 “Basis of Presentation and Summary of Significant Accounting Policies” in the Notes to Consolidated Condensed Financial Statements included in each of the 2006 Forms 10-Q for a summary of the accounting policies that we believe are significant to us.

4.  Recent Accounting Pronouncements

SFAS No. 123-R

In December 2004, FASB issued SFAS No. 123-R, which requires a public company to use the fair value method of accounting for stock-based compensation. We adopted this standard as of January 1, 2006, and applied the modified prospective transition method. The modified prospective approach applies to the unvested portion of all awards granted prior to January 1, 2006, and to all prospective awards. Prior financial statements are not restated under this method.

SFAS No. 123-R also requires the cash flows resulting from the tax benefits that occur from estimated tax deductions in excess of the compensation cost recognized be presented as financing cash flows in the statement of cash flows. Prior to adopting this statement, we presented tax benefits from allowable deductions as operating cash flows in our Consolidated Condensed Statement of Cash Flows.

As we previously adopted the fair value method of accounting under SFAS No. 123 as amended by SFAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure” (“SFAS No. 123”) on January 1, 2003, the adoption of SFAS No. 123-R did not have a material impact on our results of operations, cash flows or financial position.

SFAS No. 154

In May 2005, FASB issued SFAS No. 154, “Accounting Changes and Error Corrections.” This statement replaces APB Opinion No. 20, “Accounting Changes,” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements,” and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS No. 154 applies to all voluntary changes in accounting principle. SFAS No. 154 is effective for fiscal years beginning

Index Definitions

after December 15, 2005. Adoption of this statement did not materially impact our consolidated results of operations, cash flows or financial position.

FASB Interpretation No. 48

In June 2006, FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109.” FIN 48 addresses the recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early adoption permitted. We are currently assessing the impact this standard will have on our results of operations, cash flows and financial position.

5.  Cash and Cash Equivalents, Restricted Cash and Margin Deposits

Cash and Cash Equivalents — We have certain project finance facilities and lease agreements that establish segregated cash accounts. These accounts have been pledged as security in favor of the lenders to such project finance facilities, and the use of certain cash balances on deposit in such accounts with our project financed securities is limited to the operations of the respective projects. At July 31, 2006, $502.0 million of the cash and cash equivalents balance was subject to such project finance facilities and lease agreements.

Restricted Cash — We are required to maintain cash balances that are restricted by provisions of certain of our debt and lease agreements or by regulatory agencies. These amounts are held by depository banks in order to comply with the contractual provisions requiring reserves for payments such as for debt service, rent, major maintenance and debt repurchases. Funds that can be used to satisfy obligations due during the next twelve months are classified as current restricted cash, with the remainder classified as non-current restricted cash. Restricted cash is generally invested in accounts earning market rates; therefore the carrying value approximates fair value.

The table below represents the components of our consolidated restricted cash as of July 31, 2006, (in thousands):

	Current	Non-Current	Total
Debt service	$183,580	$119,744	$303,324
Rent reserve	12,443	—	12,443
Construction/major maintenance	84,994	32,652	117,646
Proceeds from asset sales	—	—	—
Collateralized letters of credit and other credit support	113,848	—	113,848
Other	84,651	47,062	131,713
Total	$479,516	$199,458	$678,974

As part of a prior business acquisition, which included certain facilities subject to a pre-existing operating lease, we acquired certain restricted cash balances comprised of a portfolio of debt securities. This portfolio is classified as held-to-maturity because we have the intent and ability to hold the securities to maturity. The securities are held in escrow accounts to support operating activities of the leased facilities and consist of a $17.0 million debt security maturing in 2015 and a $7.4 million debt security maturing in 2023. This portfolio is stated at amortized cost, adjusted for amortization of premiums and accretion discounts to maturity.

Of our restricted cash at July 31, 2006, $337.1 million relates to the assets of the following entities, each an entity with its existence separate from us and our other subsidiaries (in millions).

Index Definitions

Power Contract Financing, L.L.C.	$195.4
Gilroy Energy Center, LLC	59.1
Riverside Energy Center, LLC	29.8
Rocky Mountain Energy Center, LLC	28.8
Calpine Northbrook Energy Marketing, LLC	4.1
Calpine King City Cogen, LLC	17.5
Calpine Fox LLC	1.0
Power Contract Financing III, LLC	1.4
$337.1

Margin Deposits — As of July 31, 2006, to support commodity transactions, we had margin deposits with third parties of $141.7 million, we had gas and power prepayments of $99.6 million, and had letters of credit outstanding of $2.9 million. Counterparties had deposited with us $11.4 million as margin deposits and $10.0 million as letters of credit at July 31, 2006. We use margin deposits, prepayments and letters of credit as credit support for commodity procurement and risk management activities. Future cash collateral requirements may increase based on the extent of our involvement in standard contracts and movements in commodity prices and also based on our credit ratings and general perception of creditworthiness in this market. While we believe that we have adequate liquidity to support our operations at this time, it is difficult to predict future developments and the amount of credit support that we may need to provide as part of our business operations.

6.  Rejected Contracts and Related Matters

The U.S. Debtors have assumed certain contracts and unexpired leases related to non-residential real property and have identified certain significant contracts and leases to be rejected or repudiated. See Note 2 “Chapter 11 Cases and CCAA Proceedings” in our 2006 Second Quarter Form 10-Q for a summary of significant developments in connection with these matters.

7.  Liabilities Subject to Compromise

The claims bar dates—the dates by which claims against the Calpine Debtors (other than Calpine Geysers Company, L.P.) were to be filed with the applicable Bankruptcy Court—were set for August 1, 2006. On August 24, 2006, the U.S. Debtors filed a motion in the U.S. Bankruptcy Court requesting that the claims bar date for claims against Calpine Geysers Company, L.P., one of the Calpine Debtors, be set for October 31, 2006. Accordingly, not all potential claims would have been filed as of July 31, 2006.

The amounts of LSTC at July 31, 2006 consisted of the following (in millions):

Accounts payable and accrued liabilities	$370.6
Terminated derivative liabilities	443.0
Project financing	164.0
Convertible notes	1,823.5
Second priority senior secured notes(1)	3,671.9
Unsecured senior notes	1,880.0
Notes payable and other liabilities – related party	1,127.6
Provision for allowed claims(2)	5,474.2
Total liabilities subject to compromise	$14,954.8

__________

(1)

We have not made, and currently do not propose to make, an affirmative determination whether our Second Priority Debt is fully secured or under-secured. We do, however, believe that there is uncertainty about whether the market value of the assets securing the obligations owing in respect of the Second Priority Debt is less than, equals or exceeds the amount of these obligations. Accordingly, we have classified the Second Priority Debt as LSTC.

Index Definitions
(2)

Consists primarily of estimated allowed claims related to guarantees by Calpine Corporation of repayment of unsecured senior notes (original principal amount of $2,597.2 million) for two wholly owned finance subsidiaries of the Company, ULC I and ULC II. The amounts outstanding to unrelated security holders had been reduced to $1,943.0 million at December 31, 2005, due to repurchases of such senior notes. However, some of the repurchased notes are held by certain of the Company’s Canadian subsidiaries and are expected to give rise to allowed claims by these subsidiaries under the above guarantees. Additionally, there is a guarantee by Calpine Corporation of the obligations of its wholly owned subsidiary, Quintana Canada Holdings, LLC, under certain subscription agreements with ULC I, under which claims may be asserted for the same amounts sought under the Calpine Corporation guarantees of the ULC I notes. Although the expected claims are redundant relative to the underlying exposure to unrelated security holders, the Company determined that these duplicative claims were probable of being allowed into the claim pool by the U.S. Bankruptcy Court, although the U.S. Debtors fully reserve their rights in this regard.

8.  DIP Facility

On December 20, 2005, Calpine Corporation, as borrower, entered into the DIP Facility with Deutsche Bank Securities, Inc. and Credit Suisse, as joint syndication agents, Deutsche Bank Trust Company Americas as administrative agent for the first priority lenders and Credit Suisse as administrative agent for the second priority lenders. On December 21, 2005, the U.S. Bankruptcy Court granted interim approval of the DIP Facility, but initially limited access under the DIP Facility to $500 million under the revolving credit facility. On January 26, 2006, the U.S. Bankruptcy Court entered a final order approving the DIP Facility and removing its previously imposed limitation on our ability to borrow thereunder. On February 23, 2006, the DIP Facility was amended and restated and the term loans were funded. The DIP Facility, which is guaranteed by each of the other U.S. Debtors, will remain in place until the earlier of an effective plan of reorganization or December 20, 2007. The DIP Facility is secured by first priority liens on all of the unencumbered assets of the U.S. Debtors, including The Geysers Assets, and junior liens on all of their encumbered assets. On May 3, 2006, the DIP Facility was amended to, among other things, provide us with extensions of time to provide certain financial information to the DIP Facility lenders, including financial statements for the year ended December 31, 2005, and for the quarter ended March 31, 2006. In addition, the lenders under the DIP Facility consented to the use of borrowings under the DIP Facility to repay a portion of the First Priority Notes, subject to the U.S. Bankruptcy Court’s approval of such repayment.

In July 2006, the DIP Facility lenders consented to the assignment of certain PPAs by Broad River Energy, LLC, our subsidiary that leases the Broad River facility pursuant to a leveraged lease, to the owner-lessors of such facility in connection with a settlement agreement with the owner-lessors. The DIP Facility lenders also consented to Broad River’s granting to the owner-lessors a temporary security interest in the same PPAs until FERC approves the assignment. The July 2006 consent was conditioned upon the U.S. Bankruptcy Court’s approval of the settlement agreement with the owner-lessors, and the U.S. Bankruptcy Court approved the settlement agreement on June 27, 2006. FERC approval of the assignment of the PPAs is pending.

Pursuant to the DIP Facility, and applicable orders of the U.S. Bankruptcy Court, the lenders have made available to Calpine up to $2 billion comprising of a $1 billion revolving loan and letter of credit facility, a $400 million first priority term loan facility and a $600 million second priority term loan facility. The proceeds of borrowings and letters of credit issued under the DIP Facility will be used, among other things, for working capital and other general corporate purposes. A portion of the borrowings under the revolving loan facility in February 2006 were used to fund a portion of the costs in connection with the purchase of The Geysers Assets. In May 2006 and June 2006, a portion of the funds drawn under the term loan facilities, together with approximately $409 million of restricted cash, plus related interest thereon, were used to repay $646.1 million of the First Priority Notes. During the month of July 2006, there were no amounts outstanding under the revolving loan facility and no additional letters of credit were issued against the revolving loan facility. Accordingly, at July 31, 2006, there was $998.3 million outstanding under the term loan facilities, nothing outstanding under the revolving loan facility and $11.7 million of letters of credit issued against the revolving loan facility.

See Note 22 of the Notes to Consolidated Financial Statements included in the 2005 Form 10-K, Note 6 of the Notes to Consolidated Condensed Financial Statements included in the 2006 First Quarter Form 10-Q and Note 7 of the Notes to

Index Definitions

Consolidated Condensed Financial Statements included in the 2006 Second Quarter Form 10-Q for further discussion of the DIP Facility.

9.  Reorganization Items

Reorganization items represent the direct and incremental costs of being in Chapter 11, such as professional fees, pre-petition liability claim adjustments related to terminated contracts that are probable and can be estimated and charges related to expected allowed claims.

The table below lists the significant items recognized within this category for the month ended July 31, 2006 (in millions)

Provision for expected allowed claims(1)	$(11.3)
Loss on terminated contracts, net	—
Professional fees	15.6
Total reorganization items	$4.3

__________

(1)

The provision for expected allowed claims in July 2006 includes a $10.2 million reduction due to the effects of foreign exchange rate changes on expected allowed claims from deconsolidated Canadian affiliates, which are governed by Canadian law and denominated in Canadian dollars.

See Note 4 of the Notes to Consolidated Financial Statements included in our 2005 Form 10-K and Note 3 of the Notes to Consolidated Condensed Financial Statements included in each of our 2006 Forms 10-Q for a discussion of Reorganization items.

Index Definitions

SCHEDULE I

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

CONSOLIDATING CONDENSED BALANCE SHEET

(Unaudited)

(in thousands)

July 31, 2006

	U.S. Debtors	Non-U.S. Debtors	Eliminations	Consolidated
ASSETS

Current assets:
Cash and cash equivalents	$630,378	$246,911	$—	$877,289
Accounts receivable, net	941,767	158,912	(56,955)	1,043,724
Accounts receivable (payable) from affiliates, net	38,856,304	2,994,468	(41,850,772)	—
Margin deposits and other prepaid expense	251,479	54,676	(11,669)	294,486
Inventories	142,829	26,177	—	169,006
Restricted cash	194,471	285,045	—	479,516
Current derivative assets	257,345	72,342	—	329,687
Current assets held for sale	39,542	344,350	—	383,892
Other current assets	983,435	58,293	(910,699)	131,029
Total current assets	42,297,550	4,241,174	(42,830,095)	3,708,629
Restricted cash, net of current portion	53,839	145,619	—	199,458
Notes receivable, net of current portion	152,584	1,677	—	154,261
Notes receivable from affiliates, net of current portion	4,230,181	65,954	(4,296,135)	—
Project development costs	26,319	—	—	26,319
Investments	11,159,580	9,372,412	(20,464,874)	67,118
Deferred financing costs	42,536	123,009	—	165,545
Prepaid lease, net of current portion	196,291	585	—	196,876
Property, plant and equipment, net	7,976,514	5,956,563	(874)	13,932,203
Goodwill	45,160	—	—	45,160
Other intangible assets, net	15,875	36,092	—	51,967
Long-term derivative assets	471,296	111,068	—	582,364
Other assets	306,082	323,968	(11,900)	618,150
Intercompany	521,564	69,874	(591,438)	—
Total assets	$67,495,371	$20,447,995	$(68,195,316)	$19,748,050

Index Definitions

CONSOLIDATING CONDENSED BALANCE SHEET — (Continued)

	U.S. Debtors	Non-U.S. Debtors	Eliminations	Consolidated
LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable	$647,668	$2,118,325	$(2,199,621)	$566,372
Accrued payroll and related expense	42,602	709	—	43,311
Accrued interest payable	305,263	116,563	(241,754)	180,072
Income taxes payable	99,073	—	—	99,073
Notes payable and other borrowings, current portion	739,151	172,420	(729,738)	181,833
Preferred interests, current portion	—	9,124	—	9,124
Capital lease obligations, current portion	189,330	98,538	(1,659)	286,209
CCFC financing, current portion	—	783,528	—	783,528
CalGen financing, current portion	2,510,519	—	—	2,510,519
Construction/project financing, current portion	133,768	1,864,082	—	1,997,850
DIP Facility, current portion	3,500	—	—	3,500
Current derivative liabilities	379,297	111,328	—	490,625
Other current liabilities	189,263	123,414	(11,665)	301,012
Total current liabilities	5,239,434	5,398,031	(3,184,437)	7,453,028
Notes payable and other borrowings, net of current portion	4,161,675	2,151,408	(5,845,721)	467,362
Preferred interests, net of current portion	—	579,122	—	579,122
Capital lease obligations, net of current portion	317,652	—	(317,333)	319
Construction/project financing, net of current portion	246,293	173,757	—	420,050
DIP Facility, net of current portion	994,750	—	—	994,750
Deferred income taxes, net of current portion	94,236	255,801	—	350,037
Deferred revenue	133,827	22,743	(12,774)	143,796
Long-term derivative liabilities	603,938	131,951	—	735,889
Other liabilities	121,829	29,130	(4)	150,955
Total liabilities not subject to compromise	11,913,634	8,741,943	(9,360,269)	11,295,308
Liabilities subject to compromise	53,545,570	485	(38,591,299)	14,954,756
Commitments and contingencies
Minority interests	2,927	262,995	—	265,922
Stockholders’ equity (deficit):
Common stock	31,567	5,096	(36,094)	569
Additional paid-in capital	25,730,277	10,529,978	(32,991,400)	3,268,855
Accumulated deficit	(23,575,985)	907,784	12,740,063	(9,928,138)
Accumulated other comprehensive loss	(152,619)	(286)	43,683	(109,222)
Total stockholders’ deficit	2,033,240	11,442,572	(20,243,748)	(6,767,936)
Total liabilities and stockholders’ deficit	$67,495,371	$20,447,995	$(68,195,316)	$19,748,050

Calpine Corporation’s consolidated results are comprised of U.S. Debtor and Non-U.S. Debtor entities that have affiliated transactions with other U.S. Debtor and Non-U.S. Debtor entities that must be eliminated in consolidation. Amounts listed under the “Eliminations” heading are required to correctly eliminate transactions between any affiliated entities for consolidated financial statement presentation purposes.

Index Definitions

SCHEDULE II

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS

(Unaudited)

(in thousands)

For the Period from July 1, 2006, to July 31, 2006

	U.S. Debtors	Non-U.S. Debtors	Eliminations	Consolidated
Revenue:
Electricity and steam revenue	$960,470	$306,286	$(641,063)	$625,693
Sales of purchased power and gas for hedging and optimization	551,670	15,445	(398,609)	168,506
Mark-to-market activities, net	(7,743)	(6,082)	—	(13,825)
Other revenue from operations	36,204	2,877	(34,747)	4,334
Total revenue	1,540,601	318,526	(1,074,419)	784,708
Cost of revenue:
Plant operating expense	656,791	14,460	(639,986)	31,265
Royalty expense	2,481	—	—	2,481
Transmission purchase expense	2,053	3,007	—	5,060
Purchased power and gas expense for hedging and optimization	92,017	77,900	(34,807)	135,110
Fuel expense	654,129	126,383	(399,640)	380,872
Depreciation and amortization expense	21,319	15,740	(1)	37,058
Operating lease expense	1,358	—	—	1,358
Other cost of revenue	3,971	(1,281)	—	2,690
Total cost of revenue	1,434,119	236,209	(1,074,434)	595,894
Gross profit	106,482	82,317	15	188,814
(Income) from unconsolidated investments	(438,026)	(116,203)	554,229	—
Equipment, development project and other impairments	(26)	—	—	(26)
Project development expense	1,410	454	—	1,864
Research and development expense	1,319	—	—	1,319
Sales, general and administrative expense	10,855	3,263	—	14,118
Income (loss) from operations	530,950	194,803	(554,214)	171,539
Interest expense	42,594	36,135	(4,635)	74,094
Interest (income)	(7,481)	(3,615)	4,635	(6,461)
Minority interest expense	2,927	—	—	2,927
Other (income) expense, net	(7,656)	10,323	19	2,686
Income (loss) before reorganization items and provision (benefit) for income taxes	500,566	151,960	(554,233)	98,293

Index Definitions

CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS — (Continued)

	U.S. Debtors	Non-U.S. Debtors	Eliminations	Consolidated
Reorganization items	$4,346	$—	$—	$4,346
Income (loss) before provision (benefit) for income taxes	496,220	151,960	(554,233)	93,947
Provision (benefit) for income taxes	(12,660)	14,383	—	1,723
Net income (loss)	$508,880	$137,577	$(554,233)	$92,224

Calpine Corporation’s consolidated results are comprised of U.S. Debtor and Non-U.S. Debtor entities that have affiliated transactions with other U.S. Debtor and Non-U.S. Debtor entities that must be eliminated in consolidation. Amounts listed under the “Eliminations” heading are required to correctly eliminate transactions between any affiliated entities for consolidated financial statement presentation purposes.

Index Definitions

SCHEDULE III

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

SCHEDULE OF PAYROLL AND PAYROLL TAXES

(in thousands)

For the Period from July 1, 2006, to July 31, 2006

Gross Wages Paid**	Employee Payroll Taxes Withheld*	Employer Payroll Taxes Remitted*
$17,455	$4,496	$1,211

*	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

**	Gross Wages were paid by the Company on July 7, 2006, July 14, 2006, July 21, 2006, and July 28, 2006.

Index Definitions

SCHEDULE IV

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES

COLLECTED, RECEIVED, DUE OR WITHHELD

(in thousands)

For the Period from July 1, 2006, to July 31, 2006

	Amount Withheld/Accrued	Amount Paid
Federal and state income taxes	$(12,660)	$—
State and local taxes:
Property	6,273	1,505
Sales and use	1,644	2,561
Franchise	400	400
Other	36	36
Total state and local taxes	8,353	4,502
Total taxes	$(4,307)	$4,502

Index Definitions

SCHEDULE V

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

TOTAL DISBURSEMENTS BY DEBTOR

For the Month Ended July 31, 2006

(in dollars)

Legal Entity	Case Number	Disbursements
Amelia Energy Center, LP	05-60223-BRL	$ —
Anacapa Land Company, LLC	05-60226-BRL	109,300
Anderson Springs Energy Company	05-60232-BRL	—
Androscoggin Energy, Inc.	05-60239-BRL	—
Auburndale Peaker Energy Center, LLC	05-60244-BRL	7,230
Augusta Development Company, LLC	05-60248-BRL	—
Aviation Funding Corp.	05-60252-BRL	—
Baytown Energy Center, LP	05-60255-BRL	28,183
Baytown Power GP, LLC	05-60256-BRL	—
Baytown Power, LP	05-60258-BRL	—
Bellingham Cogen, Inc.	05-60224-BRL	—
Bethpage Energy Center 3, LLC	05-60225-BRL	346,436
Bethpage Fuel Management Inc.	05-60228-BRL	—
Blue Heron Energy Center, LLC	05-60235-BRL	—
Blue Spruce Holdings, LLC	05-60238-BRL	—
Broad River Energy LLC	05-60242-BRL	2,796,022
Broad River Holdings, LLC	05-60245-BRL	—
CalGen Equipment Finance Company, LLC	05-60249-BRL	—
CalGen Equipment Finance Holdings, LLC	05-60251-BRL	—
CalGen Expansion Company, LLC	05-60253-BRL	—
CalGen Finance Corp.	05-60229-BRL	—
CalGen Project Equipment Finance Company One, LLC	05-60236-BRL	—
CalGen Project Equipment Finance Company Three, LLC	05-60259-BRL	—
CalGen Project Equipment Finance Company Two, LLC	05-60262-BRL	328,256
Calpine Acadia Holdings, LLC	05-60265-BRL	—
Calpine Administrative Services Company, Inc.	05-60201-BRL	3,184,467
Calpine Agnews, Inc.	05-60268-BRL	—
Calpine Amelia Energy Center GP, LLC	05-60270-BRL	—
Calpine Amelia Energy Center LP, LLC	05-60272-BRL	—
Calpine Auburndale Holdings, LLC	05-60452-BRL	—
Calpine Baytown Energy Center GP, LLC	05-60453-BRL	—
Calpine Baytown Energy Center LP, LLC	05-60320-BRL	—
Calpine Bethpage 3 Pipeline Construction Company, Inc.	05-60330-BRL	—
Calpine Bethpage 3, LLC	05-60342-BRL	—
Calpine c*Power, Inc.	05-60250-BRL	—
Calpine CalGen Holdings, Inc.	05-60352-BRL	—
Calpine California Development Company, LLC	05-60355-BRL	—
Calpine California Energy Finance, LLC	05-60360-BRL	—
Calpine California Equipment Finance Company, LLC	05-60464-BRL	—
Calpine Calistoga Holdings, LLC	05-60377-BRL	—
Calpine Capital Trust	05-60325-BRL	—

Index Definitions

TOTAL DISBURSEMENTS BY DEBTOR (continued)

Legal Entity	Case Number	Disbursements
Calpine Capital Trust II	05-60379-BRL	$ —
Calpine Capital Trust III	05-60384-BRL	—
Calpine Capital Trust IV	05-60391-BRL	—
Calpine Capital Trust V	05-60221-BRL	—
Calpine Central Texas GP, Inc.	05-60329-BRL	—
Calpine Central, Inc.	05-60333-BRL	—
Calpine Central, L.P.	05-60351-BRL	1,030,670
Calpine Central-Texas, Inc.	05-60338-BRL	—
Calpine Channel Energy Center GP, LLC	05-60340-BRL	—
Calpine Channel Energy Center LP, LLC	05-60343-BRL	—
Calpine Clear Lake Energy GP, LLC	05-60345-BRL	—
Calpine Clear Lake Energy, LP	05-60349-BRL	—
Calpine Cogeneration Corporation	05-60233-BRL	—
Calpine Construction Management Company, Inc.	05-60260-BRL	1,404,980
Calpine Corporation	05-60200-BRL	43,387,563
Calpine Corpus Christi Energy GP, LLC	05-60247-BRL	—
Calpine Corpus Christi Energy, LP	05-60261-BRL	—
Calpine Decatur Pipeline, Inc.	05-60263-BRL	—
Calpine Decatur Pipeline, L.P.	05-60254-BRL	—
Calpine Dighton, Inc.	05-60264-BRL	—
Calpine East Fuels, Inc.	05-60257-BRL	—
Calpine Eastern Corporation	05-60266-BRL	32,295
Calpine Energy Holdings, Inc.	05-60207-BRL	—
Calpine Energy Services Holdings, Inc.	05-60208-BRL	—
Calpine Energy Services, L.P.	05-60222-BRL	274,526,483
Calpine Finance Company	05-60204-BRL	—
Calpine Freestone Energy GP, LLC	05-60227-BRL	—
Calpine Freestone Energy, LP	05-60230-BRL	—
Calpine Freestone, LLC	05-60231-BRL	—
Calpine Fuels Corporation	05-60203-BRL	—
Calpine Gas Holdings LLC	05-60234-BRL	—
Calpine Generating Company, LLC	05-60237-BRL	407,487
Calpine Geysers Company, LP	06-10939-BRL	152
Calpine Gilroy 1, Inc.	05-60240-BRL	—
Calpine Gilroy 2, Inc.	05-60241-BRL	—
Calpine Gilroy Cogen, L.P.	05-60243-BRL	67,646
Calpine Global Services Company, Inc.	05-60246-BRL	62,270
Calpine Gordonsville GP Holdings, LLC	05-60281-BRL	—
Calpine Gordonsville LP Holdings, LLC	05-60282-BRL	—
Calpine Gordonsville, LLC	05-60283-BRL	—
Calpine Greenleaf Holdings, Inc.	05-60284-BRL	—
Calpine Greenleaf, Inc.	05-60285-BRL	21,878
Calpine Hidalgo Design, L.P.	06-10039-BRL	—
Calpine Hidalgo Energy Center, L.P.	06-10029-BRL	44,145
Calpine Hidalgo Holdings, Inc.	06-10027-BRL	—
Calpine Hidalgo Power GP, LLC	06-10030-BRL	—
Calpine Hidalgo Power, LP	06-10028-BRL	—

Index Definitions

TOTAL DISBURSEMENTS BY DEBTOR (continued)

Legal Entity	Case Number	Disbursements
Calpine Hidalgo, Inc.	06-10026-BRL	$ —
Calpine International Holdings, Inc.	05-60205-BRL	—
Calpine International, LLC	05-60288-BRL	17,858
Calpine Investment Holdings, LLC	05-60289-BRL	—
Calpine Kennedy Airport, Inc.	05-60294-BRL	—
Calpine Kennedy Operators Inc.	05-60199-BRL	—
Calpine KIA, Inc.	05-60465-BRL	—
Calpine Leasing Inc.	05-60297-BRL	—
Calpine Long Island, Inc.	05-60298-BRL	—
Calpine Lost Pines Operations, Inc.	05-60314-BRL	—
Calpine Louisiana Pipeline Company	05-60328-BRL	—
Calpine Magic Valley Pipeline, Inc.	05-60331-BRL	—
Calpine Monterey Cogeneration, Inc.	05-60341-BRL	82,940
Calpine MVP, Inc.	05-60348-BRL	—
Calpine NCTP GP, LLC	05-60359-BRL	—
Calpine NCTP, LP	05-60406-BRL	—
Calpine Northbrook Corporation of Maine, Inc.	05-60409-BRL	—
Calpine Northbrook Energy Holdings, LLC	05-60418-BRL	—
Calpine Northbrook Energy, LLC	05-60431-BRL	—
Calpine Northbrook Holdings Corporation	05-60286-BRL	—
Calpine Northbrook Investors, LLC	05-60291-BRL	—
Calpine Northbrook Project Holdings, LLC	05-60295-BRL	—
Calpine Northbrook Services, LLC	05-60299-BRL	—
Calpine Northbrook Southcoast Investors, LLC	05-60304-BRL	—
Calpine NTC, LP	05-60308-BRL	—
Calpine Oneta Power I, LLC	05-60311-BRL	—
Calpine Oneta Power II, LLC	05-60315-BRL	—
Calpine Oneta Power, L.P.	05-60318-BRL	71,021
Calpine Operating Services Company, Inc.	05-60322-BRL	31,160,543
Calpine Operations Management Company, Inc.	05-60206-BRL	—
Calpine Pastoria Holdings, LLC	05-60302-BRL	—
Calpine Philadelphia, Inc.	05-60305-BRL	52,541
Calpine Pittsburg, LLC	05-60307-BRL	13,208
Calpine Power Company	05-60202-BRL	6,239
Calpine Power Equipment LP	05-60310-BRL	—
Calpine Power Management, Inc.	05-60319-BRL	—
Calpine Power Management, LP	05-60466-BRL	—
Calpine Power Services, Inc.	05-60323-BRL	121,961
Calpine Power, Inc.	05-60316-BRL	—
Calpine PowerAmerica, Inc.	05-60211-BRL	—
Calpine PowerAmerica, LP	05-60212-BRL	415,928
Calpine PowerAmerica-CA, LLC	05-60213-BRL	139,995
Calpine PowerAmerica-CT, LLC	05-60214-BRL	—
Calpine PowerAmerica-MA, LLC	05-60215-BRL	—
Calpine PowerAmerica-ME, LLC	05-60216-BRL	—
Calpine PowerAmerica-NH, LLC	06-10032-BRL	—
Calpine PowerAmerica-NY, LLC	06-10031-BRL	—

Index Definitions

TOTAL DISBURSEMENTS BY DEBTOR (continued)

Legal Entity	Case Number	Disbursements
Calpine PowerAmerica-OR, LLC	06-10034-BRL	$ —
Calpine Producer Services, L.P.	05-60217-BRL	7,135,720
Calpine Project Holdings, Inc.	05-60324-BRL	—
Calpine Pryor, Inc.	05-60326-BRL	—
Calpine Rumford I, Inc.	05-60327-BRL	—
Calpine Rumford, Inc.	05-60414-BRL	—
Calpine Schuylkill, Inc.	05-60416-BRL	—
Calpine Siskiyou Geothermal Partners, L.P.	05-60420-BRL	—
Calpine Sonoran Pipeline LLC	05-60423-BRL	—
Calpine Stony Brook Operators, Inc.	05-60424-BRL	—
Calpine Stony Brook Power Marketing, LLC	05-60425-BRL	—
Calpine Stony Brook, Inc.	05-60426-BRL	—
Calpine Sumas, Inc.	05-60427-BRL	—
Calpine TCCL Holdings, Inc.	05-60429-BRL	—
Calpine Texas Pipeline GP, Inc.	05-60433-BRL	—
Calpine Texas Pipeline LP, Inc.	05-60439-BRL	—
Calpine Texas Pipeline, L.P.	05-60447-BRL	149,760
Calpine Tiverton I, Inc.	05-60450-BRL	—
Calpine Tiverton, Inc.	05-60451-BRL	—
Calpine ULC I Holding, LLC	05-60454-BRL	—
Calpine University Power, Inc.	05-60455-BRL	—
Calpine Unrestricted Funding, LLC	05-60456-BRL	—
Calpine Unrestricted Holdings, LLC	05-60458-BRL	—
Calpine Vapor, Inc.	05-60459-BRL	—
Carville Energy LLC	05-60460-BRL	99,211
CCFC Development Company, LLC	05-60267-BRL	—
CCFC Equipment Finance Company, LLC	05-60269-BRL	—
CCFC Project Equipment Finance Company One, LLC	05-60271-BRL	—
Celtic Power Corporation	05-60273-BRL	—
CES GP, LLC	05-60218-BRL	—
CGC Dighton, LLC	05-60274-BRL	—
Channel Energy Center, LP	05-60275-BRL	85,186
Channel Power GP, LLC	05-60276-BRL	—
Channel Power, LP	05-60277-BRL	—
Clear Lake Cogeneration Limited Partnership	05-60278-BRL	5,521,678
CogenAmerica Asia Inc.	05-60372-BRL	—
CogenAmerica Parlin Supply Corp.	05-60383-BRL	—
Columbia Energy LLC	05-60440-BRL	31,626
Corpus Christi Cogeneration L.P.	05-60441-BRL	285,924
CPN 3rd Turbine, Inc.	05-60443-BRL	—
CPN Acadia, Inc.	05-60444-BRL	—
CPN Berks Generation, Inc.	05-60445-BRL	—
CPN Berks, LLC	05-60446-BRL	—
CPN Bethpage 3rd Turbine, Inc.	05-60448-BRL	31,277
CPN Cascade, Inc.	05-60449-BRL	—
CPN Clear Lake, Inc.	05-60287-BRL	—
CPN Decatur Pipeline, Inc.	05-60290-BRL	—

Index Definitions

TOTAL DISBURSEMENTS BY DEBTOR (continued)

Legal Entity	Case Number	Disbursements
CPN East Fuels, LLC	05-60476-BRL	$ —
CPN Energy Services GP, Inc.	05-60209-BRL	—
CPN Energy Services LP, Inc.	05-60210-BRL	—
CPN Freestone, LLC	05-60293-BRL	—
CPN Funding, Inc.	05-60296-BRL	—
CPN Morris, Inc.	05-60301-BRL	—
CPN Oxford, Inc.	05-60303-BRL	—
CPN Pipeline Company	05-60309-BRL	403,101
CPN Pleasant Hill Operating, LLC	05-60312-BRL	—
CPN Pleasant Hill, LLC	05-60317-BRL	—
CPN Power Services GP, LLC	05-60321-BRL	—
CPN Power Services, LP	05-60292-BRL	—
CPN Pryor Funding Corporation	05-60300-BRL	6,551
CPN Telephone Flat, Inc.	05-60306-BRL	4,142
Decatur Energy Center, LLC	05-60313-BRL	295,797
Deer Park Power GP, LLC	05-60363-BRL	—
Deer Park Power, LP	05-60370-BRL	—
Delta Energy Center, LLC	05-60375-BRL	108,204
Dighton Power Associates Limited Partnership	05-60382-BRL	153,118
East Altamont Energy Center, LLC	05-60386-BRL	—
Fond du Lac Energy Center, LLC	05-60412-BRL	—
Fontana Energy Center, LLC	05-60335-BRL	—
Freestone Power Generation LP	05-60339-BRL	562,248
GEC Bethpage Inc.	05-60347-BRL	—
Geothermal Energy Partners, LTD., a California limited partnership	05-60477-BRL	—
Geysers Power Company II, LLC	05-60358-BRL	—
Geysers Power Company, LLC	06-10197-BRL	2,891,353
Geysers Power I Company	05-60389-BRL	—
Goldendale Energy Center, LLC	05-60390-BRL	508,658
Hammond Energy LLC	05-60393-BRL	—
Hillabee Energy Center, LLC	05-60394-BRL	44,898
Idlewild Fuel Management Corp.	05-60397-BRL	—
JMC Bethpage, Inc.	05-60362-BRL	—
KIAC Partners	05-60366-BRL	3,537,053
Lake Wales Energy Center, LLC	05-60369-BRL	—
Lawrence Energy Center, LLC	05-60371-BRL	—
Lone Oak Energy Center, LLC	05-60403-BRL	16,193
Los Esteros Critical Energy Facility, LLC	05-60404-BRL	34,991
Los Medanos Energy Center LLC	05-60405-BRL	3,240,805
Magic Valley Gas Pipeline GP, LLC	05-60407-BRL	—
Magic Valley Gas Pipeline, LP	05-60408-BRL	—
Magic Valley Pipeline, L.P.	05-60332-BRL	116,411
MEP Pleasant Hill, LLC	05-60334-BRL	312,482
Moapa Energy Center, LLC	05-60337-BRL	1,075
Mobile Energy L L C	05-60344-BRL	38,237
Modoc Power, Inc.	05-60346-BRL	—
Morgan Energy Center, LLC	05-60353-BRL	15,653

Index Definitions

TOTAL DISBURSEMENTS BY DEBTOR (continued)

Legal Entity	Case Number	Disbursements
Mount Hoffman Geothermal Company, L.P.	05-60361-BRL	$ —
Mt. Vernon Energy LLC	05-60376-BRL	—
NewSouth Energy LLC	05-60381-BRL	7,957
Nissequogue Cogen Partners	05-60388-BRL	313,946
Northwest Cogeneration, Inc.	05-60336-BRL	—
NTC Five, Inc.	05-60463-BRL	—
NTC GP, LLC	05-60350-BRL	—
Nueces Bay Energy LLC	05-60356-BRL	—
O.L.S. Energy-Agnews, Inc.	05-60374-BRL	775,055
Odyssey Land Acquisition Company	05-60367-BRL	—
Pajaro Energy Center, LLC	05-60385-BRL	—
Pastoria Energy Center, LLC	05-60387-BRL	—
Pastoria Energy Facility L.L.C.	05-60410-BRL	561,638
Philadelphia Biogas Supply, Inc.	05-60421-BRL	—
Phipps Bend Energy Center, LLC	05-60395-BRL	—
Pine Bluff Energy, LLC	05-60396-BRL	264,377
Power Investors, L.L.C.	05-60398-BRL	—
Power Systems MFG., LLC	05-60399-BRL	4,831,860
Quintana Canada Holdings, LLC	05-60400-BRL	—
RockGen Energy LLC	05-60401-BRL	1,233,646
Rumford Power Associates Limited Partnership	05-60467-BRL	547,342
Russell City Energy Center, LLC	05-60411-BRL	32,398
San Joaquin Valley Energy Center, LLC	05-60413-BRL	18,350
Silverado Geothermal Resources, Inc.	06-10198-BRL	116,853
Skipanon Natural Gas, LLC	05-60415-BRL	—
South Point Energy Center, LLC	05-60417-BRL	1,959,306
South Point Holdings, LLC	05-60419-BRL	—
Stony Brook Cogeneration, Inc.	05-60422-BRL	—
Stony Brook Fuel Management Corp.	05-60428-BRL	—
Sutter Dryers, Inc.	05-60430-BRL	2,902
TBG Cogen Partners	05-60432-BRL	483,771
Texas City Cogeneration, L.P.	05-60434-BRL	5,549,200
Texas Cogeneration Company	05-60435-BRL	—
Texas Cogeneration Five, Inc.	05-60436-BRL	—
Texas Cogeneration One Company	05-60437-BRL	—
Thermal Power Company	05-60438-BRL	—
Thomassen Turbine Systems America, Inc.	05-60354-BRL	50,024
Tiverton Power Associates Limited Partnership	05-60357-BRL	142,543
Towantic Energy, L.L.C.	05-60364-BRL	—
VEC Holdings, LLC	05-60365-BRL	—
Venture Acquisition Company	05-60368-BRL	—
Vineyard Energy Center, LLC	05-60373-BRL	—
Wawayanda Energy Center, LLC	05-60378-BRL	(1,704)
Whatcom Cogeneration Partners, L.P.	05-60468-BRL	—
Zion Energy LLC	05-60380-BRL	68,690

TOTAL		$ 402,457,203

Index Definitions

SCHEDULE VI

CALPINE CORPORATION

(Debtor-in-Possession)

CASE No. 05-60200 (Jointly Administered)

DEBTORS’ STATEMENT REGARDING INSURANCE POLICIES

For the Period from July 1, 2006, to July 31, 2006

All insurance policies are fully paid for the current period, including amounts owed for workers’ compensation and disability insurance.